EXHIBIT (J)(II) UNDER FORM N-1A
                                              EXHIBIT 23 UNDER ITEM 601/REG. S-K

                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees of the VISION Group of Funds:

     We consent to the use of our report dated August 15, 2000 for the Governor Funds incorporated by reference herein and to the reference to our firm under the heading "Financial Highlights" in the Prospectuses.

/S/ KPMG LLP
Columbus, OH
FEBRUARY 13, 2001